UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Atlantic Avenue Acquisition Corp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

ATLANTIC AVENUE ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Delaware	001-39582	85-2200249
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2200 Atlantic Street, Suite 501
Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 989-9709

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	ASAQ.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	ASAQ	The New York Stock Exchange

Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ASAQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Monthly Sponsor Contributions

On September 16, 2022, Atlantic Avenue Acquisition Corp (the “Company”) issued a press release announcing that the Company and Atlantic Avenue Partners LLC (the “Sponsor”) have agreed that, if the extension proposals to amend (i) the Company’s Amended and Restated Certificate of Incorporation to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination (the “Extension”) from October 6, 2022 (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)), on a monthly basis for up to six times to April 6, 2023 (the date that is 30 months from the closing date of the IPO), and (ii) the Company’s Investment Management Trust Agreement, dated October 1, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company, without another stockholder vote, to elect to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with its IPO if the Company has not completed its initial business combination, on a monthly basis for up to six times from October 6, 2022 (the date that is 24 months from the closing date of the IPO) to April 6, 2023 (the date that is 30 months from the closing date of the IPO), are both approved, the Sponsor will deposit (or cause to be deposited) into the trust account, for each one-month extension, the lesser of: (x) $150,000 or (y) $0.05 per share multiplied by the number of public shares that are not redeemed in connection with the upcoming special meeting on September 29, 2022 (each, a “Monthly Contribution”).

Each Monthly Contribution will be deposited in the trust account no later than one business day prior to the beginning of the applicable extension period. The Monthly Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor (or its designee(s)) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination, except to the extent of any funds held outside of the trust account. In the event the extension is approved by Stockholders and the Sponsor elects to not fund a Monthly Contribution, which it may do in its sole discretion, the Company will dissolve and liquidate in accordance with its charter.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Risk Factor

A new 1% U.S. federal excise tax could be imposed on us in connection with future redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022. It is unclear at this time how and to what extent it will apply to SPAC redemptions and liquidations.

However, any redemption that occurs in connection with the Extension would occur before December 31, 2022, and therefore we would not be subject to the excise tax as a result of any redemptions in connection with the Extension.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Sponsor’s commitment to funding the Monthly Contributions. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued September 16, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2022

ATLANTIC AVENUE ACQUISITION CORP

	By:	/s/ Barry Best
	Name:	Barry Best
	Title:	Chief Financial Officer

Exhibit 99.1

Atlantic Avenue Acquisition Corp Announces Plan to Make Additional Contributions to Trust Account in Support of Extension Amendment Proposal

If approved, the Sponsor will make additional monthly contributions to the trust account during the extension period
The proposal will be voted on by stockholders at the upcoming special meeting of stockholders on September 29, 2022

STAMFORD, Conn., September 16, 2022 – Atlantic Avenue Acquisition Corp (NYSE: ASAQ.U, ASAQ, ASAQ WS) (the "Company") announced today that it reaffirmed its intention to support the proposals to amend (i) the Company’s Amended and Restated Certificate of Incorporation to allow the Company, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination (the “Extension”) from October 6, 2022 (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)), on a monthly basis for up to six times to April 6, 2023 (the date that is 30 months from the closing date of the IPO), and (ii) the Company’s Investment Management Trust Agreement, dated October 1, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company, without another stockholder vote, to elect to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with its IPO if the Company has not completed its initial business combination, on a monthly basis for up to six times from October 6, 2022 (the date that is 24 months from the closing date of the IPO) to April 6, 2023 (the date that is 30 months from the closing date of the IPO). In order to support these proposals, the Company and Atlantic Avenue Partners LLC (the “Sponsor”) have agreed that, if the proposals are both approved, the Sponsor will deposit (or cause to be deposited) into the trust account, for each one-month extension, the lesser of: (x) $150,000 or (y) $0.05 per share multiplied by the number of public shares that are not redeemed in connection with the upcoming special meeting on September 29, 2022 (each, a “Monthly Contribution”).

Each Monthly Contribution will be deposited in the trust account no later than one business day prior to the beginning of the applicable extension period. The Monthly Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor (or its designee(s)) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination, except to the extent of any funds held outside of the trust account. In the event the extension is approved by the Company’s stockholders and the Sponsor elects to not fund a Monthly Contribution, which it may do in its sole discretion, the Company will dissolve and liquidate in accordance with its charter.

The Extension and Trust Amendment Proposals will be voted on by stockholders at the upcoming special meeting of stockholders on September 29, 2022 (the “Special Meeting”) and is described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the U.S. Securities and Exchange Commission (“SEC”) on September 2, 2022.

The Special Meeting will be held virtually at 10:00 a.m. Eastern Time on September 29, 2022, at https://www.cstproxy.com/asaqspac/2022, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. Further detail related to attendance and voting is described in the Company’s Proxy Statement.

About Atlantic Avenue Acquisition Corp
Atlantic Avenue Acquisition Corp is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Company’s commitment to funding the Monthly Contributions, the Company’s expectations with respect to future performance and anticipated financial impacts of the non-binding letter of intent that it has entered into with a differentiated food tech platform for an initial business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Company Contact:
Barry Best, CFO, Atlantic Avenue Acquisition Corp, info@asaqspac.com (203) 989-9709